UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 26, 2018

ECOTEK 360 INC

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 000-52047	11-3746201

State of Incorporation	(I.R.S. Employer)
Identification No.)

50 Division Street, Suite 501
Somerville, New Jersey, 08876

973

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement
Item 1.03	Bankruptcy or Receivership.

SECTION 2 FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 2.02	Results of Operations and Financial Condition.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 2.03
Item 2.04

SECTION 3 SECURITIES AND TRADING MARKETS

.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.02	Unregistered Sales of Equity Securities.
Item 3.03	Material Modification to Rights of Security Holders.

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant s Certifying Accountant.
Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Item 5.05	Amendments to the Registrant s Code of Ethics, or Waiver of a provision of the Code of Ethics
Item 5.06	Change in Shell Company Status.

SECTION 6 ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material
Item 6.02	Changes in Service or Trustee.
Item 6.03	Change in Credit Enhancement or Other External Support.
Item 6.04	Failure to Make a Require Distribution.
Item 6.05	Securities Act Updating Disclosure.

SECTION 7 REGULATION FD

Item 7.01	Regulation FD Disclosure.

SECTION 8 OTHER EVENTS

Item 8.01	On November 16th 2018, ECO CHAIN 360, Inc a Delaware corporation was formed on behalf of the shareholders of EcoTek 360, Inc.. EcoTek360 will own a 51% stake in EcoChain360, Inc as a result of the formation.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
(b)	Pro forma financial information.
(c)	Shell company transactions.
(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EcoTek360, Inc.

By Chris H Giordano
Chris H Giordano
President

Date: November 26, 2018

President

Exhibit No.1 Articles of Incorporation

Exhibit No. 1

State of Delaware Secretary of State Division of Corporations

Delivered 10:47 AM 11/15/2018 FILED 10:47 AM 11/15/2018

SR 20187657453 - FileNumber7149201

ARTICLE I.

The name of this Corporation is ECOCHAIN 360, INC.

ARTICLE II.

Its registered office in the State of Delaware is to be located at 2035 SUNSET LAKE RD, SUITE B-2, NEWARK, DE 19702. The county of the registered office is NEW CASTLE. The registered agent in charge thereof is LEGAUNC CORPORATE SERVICES INC..

ARTICLE Ill.

Thetotal number of shares of common stock that the corporation shall be authorized to issue is 1000000 at $0.01 par value.

ARTICLE IV.

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLEV.

The name and mailing address of the incorporator is Marsha Siha at 17350 State Hwy 249 #220, Houston TX 77064.

ARTICLE VI.

The name and address of each initial director of the company is:

CHRISTOPHER GIORDANO - 10 ANDREW LANE, KINNELON, NEW JERSEY 07405 PAUL SERB!AK • 3658 RIVER RD, LUMBERVILLE, PENNSYLVANIA 18933

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand and executed this Certificate of Incorporation on the date below.

Dated: November 15th, 2018

Marsha Siha, lncorporator